                                RIVERSOURCE FUNDS

                             RULE 10f-3 REPORT FORM

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures

FUND NAME (the "Portfolio"): RiverSource Small Cap Growth Fund
                             ---------------------------------
SUBADVISER FIRM (the "Subadviser"): UBS
                                    ---
FOR THE QUARTER ENDED Q1 2007
                      -------
1.   Name of Issuer Accuray
                    -------
2.   Date of Purchase February 7, 2007
                      ----------------
3.   Underwriter from whom purchased JPMorgan
                                     --------
4. "Affiliated Underwriter" managing or participating in underwriting syndicate UBS Investment Bank
               -------------------
6.   Is a list of the underwriting syndicate's members attached? Yes [X] No [ ]

7. Aggregate principal amount of purchase by all investment companies advised by the Subadviser $3,600,000
                       ----------
8.   Aggregate principal amount of offering $288,000,000
                                            ------------
9.   Purchase price (net of fees and expenses) $18.00
                                               ------
10.  Date offering commenced February 7, 2007
                             ----------------
11.  Offering price at close of first day on which any sales were made $18.00
                                                                       ------
12.  Commission, spread or profit $.756/Share
                                  -----------
13.  Have the following conditions been satisfied?

                                                                       Yes    No
                                                                       ---   ---
a.   The securities are:

          Part of an issue registered under the Securities Act of
          1933 that is being offered to the public;                    [X]   [ ]

          Eligible Municipal Securities;                               [ ]   [ ]

          Sold in an Eligible Foreign Offering; or                     [ ]   [ ]

          Sold in an Eligible Rule 144A offering?                      [ ]   [ ]

       (See Appendix A to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                                       Yes    No
                                                                       ---   ---
b.   (1)  The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of
          securities in that offering or in any concurrent offering
          of the securities (except, in the case of an Eligible
          Foreign Offering, for any rights to purchase that are
          required by law to be granted to existing security holders
          of the issuer); OR                                           [X]   [ ]

     (2)  If the securities to be purchased were offered for
          subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on
          which the rights offering terminates?                        [ ]   [ ]

c.   The underwriting was a firm commitment underwriting?              [x]   [ ]

d.   The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period (see attachment for
     comparison of spread with comparable recent offerings)?           [X]   [ ]

e.   The issuer of the securities, except for Eligible Municipal
     Securities, and its predecessors have been in continuous
     operation for not less than three years?                          [X]   [ ]

f.   (1)  The amount of the securities, other than those sold in an
          Eligible Rule 144A Offering (see below), purchased by all
          of the investment companies advised by the Adviser did not
          exceed 25% of the principal amount of the offering; OR       [x]   [ ]

     (2)  If the securities purchased were sold in an Eligible Rule
          144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

          (i)  The principal amount of the offering of such class
               sold by underwriters or members of the selling
               syndicate to qualified institutional buyers, as
               defined in Rule 144A(a)(1), plus                        [ ]   [ ]

          (ii) The principal amount of the offering of such class in
               any concurrent public offering?                         [ ]   [ ]

g.   (1)  No affiliated underwriter of the Fund was a direct or
          indirect participant in or beneficiary of the sale; OR       [X]   [ ]

                                                                       Yes    No
                                                                       ---   ---
     (2)  With respect to the purchase of Eligible Municipal
          Securities, such purchase was not designated as a group
          sale or otherwise allocated to the account of an
          affiliated underwriter?                                      [ ]   [ ]

h.   Information has or will be timely supplied to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and
     quarterly reports to the Directors?                               [X]   [ ]

Date: April 15, 2007                    UBS Global Asset Management
      --------------                    (Americas) Inc.
                                        Subadviser Firm Name


                                        By: /s/ Thomas Shors
                                            ------------------------------------
                                            Signature
                                            Thomas Shors, Associate Director,
                                            Compliance
                                            Name and Title

                               RIVERSOURCE FUNDS

                             RULE 10f-3 REPORT FORM

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures

FUND NAME (the "Portfolio"): RiverSource Small Cap Growth Fund
                             ---------------------------------
SUBADVISER FIRM (the "Subadviser"): UBS
                                    ---
FOR THE QUARTER ENDED Q1 2007
                      -------
1.   Name of Issuer National Cinemedia
                    ------------------
2.   Date of Purchase February 7, 2007
                      ----------------
3.   Underwriter from whom purchased CSFB
                                     ----
4. "Affiliated Underwriter" managing or participating in underwriting syndicate UBS Investment Bank
               -------------------
6.   Is a list of the underwriting syndicate's members attached? Yes [X]  No [ ]

7. Aggregate principal amount of purchase by all investment companies advised by the Subadviser $4,725,000
                       ----------
8.   Aggregate principal amount of offering $798,000,000
                                            ------------
9.   Purchase price (net of fees and expenses) $21.00
                                               ------
10.  Date offering commenced February 7, 2007
                             ----------------
11.  Offering price at close of first day on which any sales were made $21.00
                                                                       ------
12.  Commission, spread or profit $.63/Share
                                  ----------
13.  Have the following conditions been satisfied?

                                                                       Yes    No
                                                                       ---   ---
a.   The securities are:

               Part of an issue registered under the Securities
               Act of 1933 that is being offered to the public;        [X]   [ ]

               Eligible Municipal Securities;                          [ ]   [ ]

               Sold in an Eligible Foreign Offering; or                [ ]   [ ]

               Sold in an Eligible Rule 144A offering?                 [ ]   [ ]

       (See Appendix A to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                                       Yes    No
                                                                       ---   ---
b.   (1)  The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of
          securities in that offering or in any concurrent offering
          of the securities (except, in the case of an Eligible
          Foreign Offering, for any rights to purchase that are
          required by law to be granted to existing security holders
          of the issuer); OR                                           [X]   [ ]

     (2)  If the securities to be purchased were offered for
          subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on
          which the rights offering terminates?                        [ ]   [ ]

c.   The underwriting was a firm commitment underwriting?              [X]   [ ]

d.   The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period (see attachment for
     comparison of spread with comparable recent offerings)?           [X]   [ ]

e.   The issuer of the securities, except for Eligible Municipal
     Securities, and its predecessors have been in continuous
     operation for not less than three years?                          [X]   [ ]

f.   (1)  The amount of the securities, other than those sold in an
          Eligible Rule 144A Offering (see below), purchased by all
          of the investment companies advised by the Adviser did not
          exceed 25% of the principal amount of the offering; OR       [X]   [ ]

     (2)  If the securities purchased were sold in an Eligible Rule
          144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

          (i)  The principal amount of the offering of such class
               sold by underwriters or members of the selling
               syndicate to qualified institutional buyers, as
               defined in Rule 144A(a)(l), plus                        [ ]   [ ]

          (ii) The principal amount of the offering of such class in
               any concurrent public offering?                         [ ]   [ ]

g.   (1)  No affiliated underwriter of the Fund was a direct or
          indirect participant in or beneficiary of the sale; OR       [X]   [ ]

                                                                       Yes    No
                                                                       ---   ---
     (2)  With respect to the purchase of Eligible Municipal
          Securities, such purchase was not designated as a group
          sale or otherwise allocated to the account of an
          affiliated underwriter?                                      [ ]   [ ]

h.   Information has or will be timely supplied to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and
     quarterly reports to the Directors?                               [X]   [ ]

Date: April 15, 2007                    UBS Global Asset Management
      --------------                    (Americas) Inc.
                                        Subadviser Firm Name


                                        By: /s/ Thomas Shors
                                            ------------------------------------
                                            Signature
                                            Thomas Shors, Associate Director,
                                            Compliance
                                            Name and Title

                                RIVERSOURCE FUNDS

                             RULE 10f-3 REPORT FORM

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures

FUND NAME (the "Portfolio"): RiverSource Small Cap Growth Fund
                             ---------------------------------
SUBADVISER FIRM (the "Subadviser"): UBS
                                    ---
FOR THE QUARTER ENDED Q1 2007
                      -------
1.   Name of Issuer Sourcefire
                    ----------
2.   Date of Purchase March 8, 2007
                      -------------
3.   Underwriter from whom purchased Morgan Stanley
                                     --------------
4. "Affiliated Underwriter" managing or participating in underwriting syndicate UBS Investment Bank
               -------------------
6.   Is a list of the underwriting syndicate's members attached? Yes [X] No[ ]

7. Aggregate principal amount of purchase by all investment companies advised by the Subadviser $375,000
                       --------
8.   Aggregate principal amount of offering $86,550,000
                                            -----------
9.   Purchase price (net of fees and expenses) $15.00
                                               ------
10.  Date offering commenced March 8, 2007
                             -------------
11.  Offering price at close of first day on which any sales were made $15.00
                                                                       ------
12.  Commission, spread or profit $.63/Share
                                  ----------
13.  Have the following conditions been satisfied?

                                                                       Yes   No
                                                                       ---   ---
a.   The securities are:

               Part of an issue registered under the Securities
               Act of 1933 that is being offered to the public;        [X]   [ ]

               Eligible Municipal Securities;                          [ ]   [ ]

               Sold in an Eligible Foreign Offering; or                [ ]   [ ]

               Sold in an Eligible Rule 144A offering?                 [ ]   [ ]

       (See Appendix A to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                                       Yes   No
                                                                       ---   ---

b.   (1)  The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of
          securities in that offering or in any concurrent offering
          of the securities (except, in the case of an Eligible
          Foreign Offering, for any rights to purchase that are
          required by law to be granted to existing security holders
          of the issuer); OR                                           [X]   [ ]

     (2)  If the securities to be purchased were offered for
          subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on
          which the rights offering terminates?                        [ ]   [ ]

c    The underwriting was a firm commitment underwriting?              [X]   [ ]

d.   The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period (see attachment for
     comparison of spread with comparable recent offerings)?           [X]   [ ]

e.   The issuer of the securities, except for Eligible Municipal
     Securities, and its predecessors have been in continuous
     operation for not less than three years?                          [X]   [ ]

f.   (1)  The amount of the securities, other than those sold in an
          Eligible Rule 144A Offering (see below), purchased by all
          of the investment companies advised by the Adviser did not
          exceed 25% of the principal amount of the offering; OR       [X]   [ ]

     (2)  If the securities purchased were sold in an Eligible Rule
          144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

          (i)  The principal amount of the offering of such class
               sold by underwriters or members of the selling
               syndicate to qualified institutional buyers, as
               defined in Rule 144A(a)(1), plus                        [ ]   [ ]

          (ii) The principal amount of the offering of such class in
               any concurrent public offering?                         [ ]   [ ]

g.   (1)  No affiliated underwriter of the Fund was a direct or
          indirect participant in or beneficiary of the sale; OR       [X]   [ ]

                                                                       Yes   No
                                                                       ---   ---
     (2)  With respect to the purchase of Eligible Municipal
          Securities, such purchase was not designated as a group
          sale or otherwise allocated to the account of an
          affiliated underwriter?                                      [ ]   [ ]

h.   Information has or will be timely supplied to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and
     quarterly reports to the Directors?                               [X]   [ ]

Date: April 15, 2007                    UBS Global Asset Management
      --------------                    (Americas) Inc.
                                        Subadviser Firm Name


                                        By: /s/ Thomas Shors
                                            ------------------------------------
                                            Signature
                                            Thomas Shors, Associate Director,
                                            Compliance
                                            Name and Title

                                RIVERSOURCE FUNDS

                             RULE 10f-3 REPORT FORM

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures

FUND NAME (the "Portfolio"): Riversource Small Cap Growth Fund
                             ---------------------------------
SUBADVISER FIRM (the "Subadviser"): UBS
                                    ---
FOR THE QUARTER ENDED SEPTEMBER 30, 2006
                      ------------------
1.   Name of Issuer Mindray Medical
                    ---------------
2.   Date of Purchase 9/26/06
                      -------
3.   Underwriter from whom purchased Goldman
                                     -------
4. "Affiliated Underwriter" managing or participating in underwriting syndicate UBS Investment Bank
               -------------------
6.   Is a list of the underwriting syndicate's members attached? Yes [X] No [ ]

7. Aggregate principal amount of purchase by all investment companies advised by the Subadviser $1,012,500
                       ----------
8.   Aggregate principal amount of offering $270,000,000
                                            ------------
9.   Purchase price (net of fees and expenses) $13.50
                                               ------
10.  Date offering commenced 9/26/06
                             -------
11.  Offering price at close of first day on which any sales were made $13.50
                                                                       ------
12.  Commission, spread or profit .567/share
                                  ----------
13.  Have the following conditions been satisfied?

                                                                       Yes    No
                                                                       ---   ---
a.   The securities are:

          Part of an issue registered under the Securities
          Act of 1933 that is being offered to the public;             [X]   [ ]

          Eligible Municipal Securities;                               [ ]   [ ]

          Sold in an Eligible Foreign Offering; or                     [ ]   [ ]

          Sold in an Eligible Rule 144A offering?                      [ ]   [ ]

      (See Appendix A to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                                       Yes    No
                                                                       ---   ---
     (1)  The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of
          securities in that offering or in any concurrent offering
          of the securities (except, in the case of an Eligible
          Foreign Offering, for any rights to purchase that are
          required by law to be granted to existing security holders
          of the issuer); OR                                           [X]   [ ]

     (2)  If the securities to be purchased were offered for
          subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on
          which the rights offering terminates?                        [ ]   [ ]

c.   The underwriting was a firm commitment underwriting?              [X]   [ ]

d.   The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period (see attachment for
     comparison of spread with comparable recent offerings)?           [X]   [ ]

e.   The issuer of the securities, except for Eligible Municipal
     Securities, and its predecessors have been in continuous
     operation for not less than three years?                          [X]   [ ]

f.   (1)  The amount of the securities, other than those sold in an
          Eligible Rule 144A Offering (see below), purchased by all
          of the investment companies advised by the Adviser did not
          exceed 25% of the principal amount of the offering; OR       [X]   [ ]

     (2)  If the securities purchased were sold in an Eligible Rule
          144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

          (i)  The principal amount of the offering of such class
               sold by underwriters or members of the selling
               syndicate to qualified institutional buyers, as
               defined in Rule 144A(a)(1), plus                        [ ]   [ ]

          (ii) The principal amount of the offering of such class in
               any concurrent public offering?                         [ ]   [ ]

g.   (1)  No affiliated underwriter of the Fund was a direct or
          indirect participant in or beneficiary of the sale; OR       [X]   [ ]

                                                                       Yes    No
                                                                       ---   ---
     (2)  With respect to the purchase of Eligible Municipal
          Securities, such purchase was not designated as a group
          sale or otherwise allocated to the account of an
          affiliated underwriter?                                      [ ]   [ ]

h.   Information has or will be timely supplied to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and
     quarterly reports to the Directors?                               [X]   [ ]

Date: October 19,2006                   UBS Global Asset Management
      ---------------                   (Americas) Inc.
                                        Subadviser Firm Name


                                        By: /s/ Thomas Shors
                                            ------------------------------------
                                            Signature
                                            Thomas Shors, Associate Director,
                                            Compliance
                                            Name and Title

                                RIVERSOURCE FUNDS

                             RULE 10f-3 REPORT FORM

                         Record of Securities Purchased
                     Under the Fund's Rule 10f-3 Procedures

FUND NAME (the "Portfolio"): Riversource Small Cap Growth Fund
                             ---------------------------------
SUBADVISER FIRM (the "Subadviser"): UBS
                                    ---
FOR THE QUARTER ENDED SEPTEMBER 30, 2006
                      ------------------
1.   Name of Issuer WNS Holdings
                    ------------
2.   Date of Purchase 7/25/2006
                      ---------
3.   Underwriter from whom purchased Morgan Stanley
                                     --------------
4. "Affiliated Underwriter" managing or participating in underwriting syndicate UBS Investment Bank
               -------------------
6.   Is a list of the underwriting syndicate's members attached? Yes [X] No [ ]

7. Aggregate principal amount of purchase by all investment companies advised by the Subadviser $6,500,000
                       ----------
8.   Aggregate principal amount of offering $224,054,160
                                            ------------
9.   Purchase price (net of fees and expenses) $20.00
                                               ------
10.  Date offering commenced 7/25/2006
                             ---------
11.  Offering price at close of first day on which any sales were made $20.00
                                                                       ------
12.  Commission, spread or profit .78/share
                                  ---------
13.  Have the following conditions been satisfied

                                                                       Yes   No
                                                                       ---   ---
a.   The securities are:

          Part of an issue registered under the Securities
          Act of 1933 that is being offered to the public;             [X]   [ ]

          Eligible Municipal Securities;                               [ ]   [ ]

          Sold in an Eligible Foreign Offering; or                     [ ]   [ ]

          Sold in an Eligible Rule 144A offering?                      [ ]   [ ]

       (See Appendix A to the Rule 10f-3 Procedures for definitions of the capitalized terms herein.)

                                                                       Yes   No
                                                                       ---   ---
     (1)  The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of
          securities in that offering or in any concurrent offering
          of the securities (except, in the case of an Eligible
          Foreign Offering, for any rights to purchase that are
          required by law to be granted to existing security holders
          of the issuer); OR                                           [X]   [ ]

     (2)  If the securities to be purchased were offered for
          subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on
          which the rights offering terminates?                        [ ]   [ ]

c.   The underwriting was a firm commitment underwriting?              [X]   [ ]

d.   The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period (see attachment for
     comparison of spread with comparable recent offerings)?           [X]   [ ]

e.   The issuer of the securities, except for Eligible Municipal
     Securities, and its predecessors have been in continuous
     operation for not less than three years?                          [X]   [ ]

f.   (1)  The amount of the securities, other than those sold in an
          Eligible Rule 144A Offering (see below), purchased by all
          of the investment companies advised by the Adviser did not
          exceed 25% of the principal amount of the offering; OR       [X]   [ ]

     (2)  If the securities purchased were sold in an Eligible Rule
          144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:

          (i)  The principal amount of the offering of such class
               sold by underwriters or members of the selling
               syndicate to qualified institutional buyers, as
               defined in Rule 144A(a)(1), plus                        [ ]   [ ]

          (ii) The principal amount of the offering of such class in
               any concurrent public offering?                         [ ]   [ ]

g.   (1)  No affiliated underwriter of the Fund was a direct or
          indirect participant in or beneficiary of the sale; OR       [X]   [ ]

                                                                       Yes   No
                                                                       ---   ---
     (2)  With respect to the purchase of Eligible Municipal
          Securities, such purchase was not designated as a group
          sale or otherwise allocated to the account of an
          affiliated underwriter?                                      [ ]   [ ]

h.   Information has or will be timely supplied to the appropriate officer of the Fund for inclusion on SEC Form N-SAR and
     quarterly reports to the Directors?                               [X]   [ ]

Date: October 19, 2006                  UBS Global Asset Management
      ----------------                  (Americas) Inc.
                                        Subadviser Firm Name


                                        By: /s/ Thomas Shors
                                            ------------------------------------
                                            Signature
                                            Thomas Shors, Associate Director,
                                            Compliance
                                            NAME AND TITLE